Exhibit 10(45)


          AMENDMENT NO. 5 TO RATIFICATION AND AMENDMENT AGREEMENT AND
                 AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT


      AMENDMENT NO. 5 TO RATIFICATION AND AMENDMENT AGREEMENT AND AMENDMENT NO. 7 TO LOAN AND SECURITY AGREEMENT, dated as of September 27, 2006 (this "Fifth Ratification Amendment"), by and among CONGOLEUM CORPORATION, a Delaware corporation, as debtor and debtor-in-possession ("Borrower"), CONGOLEUM FISCAL, INC., a New York corporation, as debtor and debtor-in-possession ("CFI"), CONGOLEUM SALES, INC., a New York corporation, as debtor and debtor-in-possession ("CSI" and together with CFI, collectively, "Guarantors" and each individually, a "Guarantor"), and WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation ("Lender").

                                  WITNESSETH:

      WHEREAS, Lender, Borrower and Guarantors have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated December 10, 2001, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated September 19, 2002, between Lender and Borrower, Amendment No. 2 to Loan and Security Agreement, dated as of February 27, 2003, among Lender, Borrower and Guarantors, and as further amended and ratified by the Ratification and Amendment Agreement, dated as of January 7, 2004 (the "Ratification Agreement"), Amendment No. 1 to Ratification Agreement and Amendment No. 3 to Loan and Security Agreement, dated as of December 14, 2004, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 2 to Ratification Agreement and Amendment No. 4 to Loan and Security Agreement, dated as of January 13, 2005, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 3 to Ratification Agreement and Amendment No. 5 to Loan and Security Agreement, dated as of June 7, 2005, between Lender and Borrower, as acknowledged by Guarantors, and Amendment No. 4 to Ratification Agreement and Amendment No. 6 to Loan and Security Agreement, dated as of December 19, 2005, between Lender and Borrower, as acknowledged by Guarantors, permitting debtor and debtor-in-possession financing for Borrower and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (all of the foregoing, as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, including the Reaffirmation and Amendment of Guarantor Documents, dated as of January 7, 2004, between Lender and Guarantors, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements");

      WHEREAS, Borrower and each Guarantor has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey and has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession;

      WHEREAS, Borrower and Guarantors have requested that Lender make certain amendments to the Loan Agreement, and Lender is willing to agree to such request, subject to the terms and conditions contained herein;

      WHEREAS, by this Fifth Ratification Amendment, Lender, Borrower and Guarantors desire and intend to evidence such amendments;

      WHEREAS, entry into this Fifth Ratification Amendment has been authorized pursuant to Paragraph 12 of the Final Order (1) Authorizing Debtors' Use of Cash Collateral, (2) Authorizing Debtors to Obtain Post-Petition Financing, (3) Granting Senior Liens and Prior Administrative Expense Status Pursuant to 11 U.S.C. ss.ss.105 and 364(c), (4) Modifying the Automatic Stay Pursuant to 11 U.S.C. ss.362, and (5) Authorizing Debtors to Enter Into Agreements with Congress Financial Corporation (the "Final DIP Financing Order"), which was approved by the Bankruptcy Court on February 2, 2004, without further order of the Bankruptcy Court because the amendments and modifications provided herein do not constitute a "material change" as defined in the Final DIP Financing Order;

      WHEREAS, this Fifth Ratification Amendment has been filed with the Bankruptcy Court and notice thereof has been served upon all parties that have requested notice in the Borrower's and Guarantors' bankruptcy cases; and

      NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby covenant, warrant and agree as follows:

            1. DEFINITIONS.

            1.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, each of the following definitions:

                        (a) "Bank Product Provider" shall mean Lender or any
            Affiliate of Lender that provides any Bank Products to Borrower.

                        (b) "Bank Products" shall mean any one or more of the
            following types or services or facilities provided to Borrower by a Bank Product Provider: (a) credit cards or stored value cards or (b) cash management or related services, including (i) the automated clearinghouse transfer of funds for the account of Borrower pursuant to agreement or overdraft for any accounts of Borrower maintained at Lender or any Bank Product Provider that are subject to the control of Lender pursuant to any Deposit Account Control Agreement to which Lender or such Bank Product Provider is a party, as applicable, and
            (ii) controlled disbursement services and (c) Hedge Agreements if and to the extent permitted hereunder. Any of the foregoing shall only be included in the definition of the term "Bank Products" to the extent that the Bank Product Provider has been approved by Lender.

                        (c) "Bank Products Reserve" shall mean a Reserve in
            respect of obligations, liabilities or indebtedness (contingent or otherwise) of Borrower to Lender or any Bank Product Provider arising under or in connection with any Bank Products or as such Person may otherwise require in connection therewith to the extent that such obligations, liabilities or indebtedness constitute Obligations as such term is defined herein or otherwise receive the benefit of the security interest of Lender in any Collateral. The amount of the Bank Products Reserve shall at all times be equal to $800,000.

                        (d) "Fifth Ratification Amendment" shall mean this Fifth
            Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                        (e) "Hedge Agreement" shall mean an agreement between
            Borrower and Lender or any Bank Product Provider that is a swap agreement as such term is defined in 11 U.S.C. Section 101, and including any rate swap agreement, basis swap, forward rate agreement, commodity swap, interest rate option, forward foreign exchange agreement, spot foreign exchange agreement, rate cap agreement, floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option, any other similar agreement (including any option to enter into any of the foregoing or a master agreement for any the foregoing together with all supplements thereto) for the purpose of protecting against or managing exposure to fluctuations in interest or exchange rates, currency valuations or commodity prices; sometimes being collectively referred to herein as "Hedge Agreements".

                        (f) "Secured Parties" shall mean, collectively, Lender
            and Bank Product Providers.

            1.2 Amendments to Definitions in Financing Agreements.

                        (a) All references to the term "Financing Agreements" in
            this Fifth Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Fifth Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                        (b) All references to the term "Ratification Agreement"
            in this Fifth Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to mean the Ratification Agreement, as amended hereby, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            1.3 Interpretation. For purposes of this Fifth Ratification Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

            2. AMENDMENTS TO LOAN AGREEMENT

            2.1 Financing Agreements. Section 1.33 of the Loan Agreement is deleted in its entirety and replaced with the following:

                  "1.33 'Financing Agreements' shall mean, collectively, this
            Agreement, the Fifth Ratification Amendment, all of the other Existing Financing Agreements, the Guarantor Documents and the Financing Order, together with all supplements, agreements, notes, documents, mortgages, deeds of trust, instruments and guarantees at any time executed or delivered in connection herewith or therewith or related hereto or thereto, as each of the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced; provided, that, in no event shall the term Financing Agreements be deemed to include any Hedge Agreement."

            2.2 Obligations. Section 1.54 of the Loan Agreement is amended by inserting "(a)" immediately after the words "shall mean' and by adding the following at the end thereof:

                  "and (b) for purposes only of Section 5.1 hereof and subject to the priority in right of payment set forth in Section 6.4 hereof, all obligations, liabilities and indebtedness of every kind, nature and description owing by Borrower to Lender or any Bank Product Provider arising under or pursuant to any Bank Products, whether now existing or hereafter arising, provided, that, (i) as to any such obligations, liabilities and indebtedness arising under or pursuant to a Hedge Agreement, the same shall only be included within the Obligations if upon Lender's request, Lender shall have entered into an agreement, in form and substance satisfactory to Lender, with the Bank Product Provider that is a counterparty to such Hedge Agreement, as acknowledged and agreed to by Borrower, providing for the delivery to Lender by such counterparty of information with respect to the amount of such obligations and providing for the other rights of Lender and such Bank Product Provider in connection with such arrangements, (ii) any Bank Product Provider, other than Lender and its Affiliates, shall have delivered written notice to Lender that (A) such Bank Product Provider has entered into a transaction to provide Bank Products to Borrower and (B) the obligations arising pursuant to such Bank Products provided to Borrower constitute Obligations entitled to the benefits of the security interest of Lender granted hereunder, and Lender shall have accepted such notice in writing and (iii) in no event shall any Bank Product Provider acting in such capacity to whom such obligations, liabilities or indebtedness are owing be deemed a Lender for purposes hereof to the extent of and as to such obligations, liabilities or indebtedness."

            2.3 Reserves. Section 1.64 of the Loan Agreement is deleted in its entirety and replaced with the following:

                  "l.64 'Reserves' shall mean as of any date of determination, such amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to Borrower under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, adversely affect, or would have a reasonable likelihood of adversely affecting, either
            (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or any Obligor or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Lender's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect or (c) to reflect outstanding Letter of Credit Accommodations as provided in Section 2.2 hereof or (d) in respect of any state of facts which Lender determines in good faith constitutes a Default or an Event of Default. The term "Reserves" as used herein, shall include, in addition and not in limitation, the Dilution Reserve and the Bank Products Reserve. To the extent Lender may revise the lending formulas used to determine the Borrowing Base or establish new criteria or revise existing criteria for Eligible Accounts or Eligible Inventory so as to address any circumstances, condition, event or contingency in a manner satisfactory to Lender, Lender shall not establish a Reserve for the same purpose. The amount of any Reserve established by Lender shall have a reasonable relationship to the event, condition or other matter which is the basis for such reserve as determined by Lender in good faith. Without limiting the generality of the foregoing, the Revolving Loans and Letter of Credit Accommodations otherwise available to Borrower shall be subject to a special reserve, in an amount equal to all claims for all outstanding and unpaid administrative expenses or other claims which are or may be senior or pari passu to Lender's liens in the property of Borrower or Lender's super priority claims pursuant to the Financing Order, including, but not limited to (i) the fees and expenses of the Clerk of the Bankruptcy Court, (ii) the fees of the United States Trustee as provided in the Financing Order and (iii) the Professional Fee Carve Out (as such term is defined in the Interim Financing Order)."

            2.4 Grant of Security Interest. The lead-in to Section 5.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "To secure payment and performance of all Obligations,
            Borrower hereby grants to Lender, for itself and the benefit of Secured Parties, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender, for itself and the benefit of Secured Parties, as security, all of the following property of Borrower (together with all other collateral security for the Obligations at any time granted to or held or acquired by Lender, collectively, the "Collateral"):"

            2.5 Payments. Section 6.4(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(a) All Obligations shall be payable to the Lender Payment
            Account as provided in Section 6.3 or such other place as Lender may designate from time to time. Lender shall apply payments received or collected from Borrower or for the account of Borrower (including the monetary proceeds of collections or of realization upon any Collateral) as follows: first, to pay any fees, indemnities or expense reimbursements then due to Lender from Borrower; second, to pay interest due in respect of any Revolving Loans; third, to pay principal due in respect of the Revolving Loans and to pay Obligations then due arising under or pursuant to any Hedge Agreements of Borrower with Lender or a Bank Product Provider (up to the amount of any then effective Reserve established in respect of such Obligations, including, but not limited to the Bank Products Reserve), on a pro rata basis; fourth, to pay or prepay any other Obligations whether or not then due, in such order and manner as Lender determines (but not including for this purpose any Obligations arising under or pursuant to any Bank Products); and fifth, to pay or prepay any Obligations arising under or pursuant to any Bank Products (other than to the extent provided for above) on a pro rata basis. Notwithstanding anything to the contrary contained in this Agreement, (i) unless so directed by Borrower, or unless a Default or an Event of Default shall exist or have occurred and be continuing, Lender shall not apply any payments which it receives to any Eurodollar Rate Loans, except (A) on the expiration date of the Interest Period applicable to any such Eurodollar Rate Loans, or (B) in the event that there are no outstanding Prime Rate Loans and (ii) to the extent Borrower uses any proceeds of the Revolving Loans or Letter of Credit Accommodations to acquire rights in or the use of any Collateral or to repay any Indebtedness used to acquire rights in or the use of any Collateral, payments in respect of the obligations shall be deemed applied first to the Obligations arising from Revolving Loans and Letter of Credit Accommodations that were not used for such purposes and second to the Obligations arising from Revolving Loans and Letter of Credit Accommodations the proceeds of which were used to acquire rights in or the use of any Collateral in the chronological order in which Borrower acquired such rights or use."

            2.6 Bank Products. Section 6 of the Loan Agreement is hereby amended so that the following Section 6.7 is added at the end thereof:

                  "6.7 Bank Products. Borrower or its Subsidiaries may (but no
            such Person is required to) request that the Bank Product Providers provide or arrange for such Person to obtain Bank Products from Bank Product Providers, and each Bank Product Provider may, in its sole discretion, provide or arrange for such Person to obtain the requested Bank Products. Borrower or any of its Subsidiaries that obtains Bank Products shall indemnify and hold Lender and its Affiliates harmless from any and all obligations now or hereafter owing to any other Person by any Bank Product Provider in connection with any Bank Products other than for gross negligence or willful misconduct on the part of any such indemnified Person. This Section
            6.7 shall survive the payment of the Obligations and the termination of this Agreement. Borrower and its Subsidiaries acknowledge and agree that the obtaining of Bank Products from Bank Product Providers (a) is in the sole discretion of such Bank Product Provider, and (b) is subject to all rules and regulations of such Bank Product Provider."

            2.7 Encumbrances. Clause (a) of Section 9.8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(a) the security interests and liens of Lender for itself and the benefit of Secured Parties;"

            2.8 Guarantees. Clause (c) of Section 9.9 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(c) guarantees by any Subsidiaries of Borrower of the
            Obligations in favor of Lender for itself and the benefit of Secured Parties;"

            2.9 Hedge Agreements. Clause (d) of Section 9.9 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(d) Indebtedness of Borrower entered into in the ordinary course of business pursuant to a Hedge Agreement; provided, that,
            (i) such arrangements are with a Bank Product Provider, (ii) such arrangements are not for speculative purposes, and (iii) such Indebtedness shall be unsecured, except to the extent such Indebtedness constitutes part of the Obligations arising under or pursuant to Hedge Agreements with a Bank Product Provider that are secured under the terms hereof;"

            2.10 Minimum Excess Availability. Section 9.18 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "9.18 Minimum Excess Availability. The Excess Availability of
            Borrower shall, at all times be equal to or greater than $4,200,000."

            2.11 Amendments and Waivers. Section 11.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "11.3 Amendments and Waivers. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender, and as to amendments, as also signed by an authorized officer of Borrower. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise. The consent of Lender and a Bank Product Provider that is providing Bank Products and has outstanding any such Bank Products at such time that are secured hereunder shall be required for any amendment to the priority of payment of Obligations arising under or pursuant to any Hedge Agreements of Borrower or other Bank Products as set forth in Section 6.4(a) hereof."

            2.12 Term. Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(a) This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on December 31, 2006 (the "Termination Date"). In addition, Borrower may terminate this Agreement at any time upon ten (10) days prior written notice to Lender (which notice shall be irrevocable) and Lender may terminate this Agreement at any time after an Event of Default and during the continuance thereof upon five (5) days prior written notice to Borrower. Upon the effective date of termination or non-renewal of this Agreement, Borrower shall pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender (or at Lender's option, a letter of credit issued for the account of Borrower and at Borrower's expense, in form and substance satisfactory to Lender, by an issuer acceptable to Lender and payable to Lender as beneficiary) in such amounts as Lender determines are reasonably necessary to secure (or reimburse) Lender from loss, cost, damage or expense, including reasonable attorneys' fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment and for any of the Obligations arising under or in connection with any Bank Products in such amounts as the Bank Product Provider providing such Bank Products may require (unless such Obligations arising under or in connection with any Bank Products are paid in full in cash and terminated in a manner satisfactory to such Bank Product Provider). Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to such bank account of Lender, as Lender may, in its discretion, designate in writing to Borrower for such purpose. Interest shall be due until and including the next business day, if the amounts so paid by Borrower to the bank account designated by Lender are received in such bank account later than 12:00 noon, New York time."

            3. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore made in the Loan Agreement or otherwise and hereafter made by Borrower and Guarantors to Lender, whether pursuant to the Financing Agreements or otherwise, and not in limitation thereof, Borrower and Guarantors hereby represent, warrant and covenant with, to and in favor of Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, to the extent such compliance does not violate the terms and provisions of the Bankruptcy Code, being a continuing condition of the making of loans by Lender:

            3.1 This Fifth Ratification Amendment has been duly authorized, executed and delivered by Borrower and Guarantors and the agreements and obligations of Borrower and Guarantors contained herein constitute legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

            3.2 No Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Fifth Ratification Amendment.

            4. CONDITIONS PRECEDENT. In addition to any other conditions contained herein or in the Loan Agreement, as in effect immediately prior to the date hereof, with respect to the Loans, Letter of Credit Accommodations and other financial accommodations available to Borrower (all of which conditions, except as modified or made pursuant to this Fifth Ratification Amendment shall remain applicable to the Loans and be applicable to Letter of Credit Accommodations and other financial accommodations available to Borrower), the following are conditions to Lender's obligation to extend further loans, advances or other financial accommodations to Borrower pursuant to the Loan
Agreement:

            4.1 Borrower and Guarantors shall execute and/or deliver to Lender this Fifth Ratification Amendment, and all other Financing Agreements that Lender may request to be delivered in connection herewith, in form and substance satisfactory to Lender;

            4.2 No trustee, examiner or receiver or the like shall have been appointed or designated with respect to Borrower or any Guarantor, as debtor and debtor-in-possession, or its business, properties and assets;

            4.3 Borrower and Guarantors shall execute and/or deliver to Lender all other Financing Agreements, and other agreements, documents and instruments, in form and substance satisfactory to Lender, which, in the good faith judgment of Lender are necessary or appropriate and implement the terms of this Fifth Ratification Amendment and the other Financing Agreements, as modified pursuant to this Fifth Ratification Amendment, all of which contains provisions, representations, warranties, covenants and Events of Default, as are reasonably satisfactory to Lender and its counsel;

            4.4 Each of Borrower and Guarantors shall comply in full with the notice and other requirements of the Bankruptcy Code, the applicable Federal Rules of Bankruptcy Procedure, and the terms and conditions of the Final DIP Financing Order in a manner acceptable to Lender and its counsel;

            4.5 No party entitled to received a copy of this Fifth Ratification Amendment pursuant to the terms of the Final DIP Financing Order has filed an objection or other pleading in opposition to Borrower and Guarantors entry into, compliance with, and performance in accordance with the terms and conditions of this Fifth Ratification Amendment.

            4.6 No Event of Default shall be continuing under any of the Financing Agreements, as of the date hereof.

            5. MISCELLANEOUS.

            5.1 Amendments and Waivers. Neither this Fifth Ratification Amendment nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

            5.2 Further Assurances. Each of Borrower and Guarantors shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, and do or cause to be done such further acts as may be necessary or proper in Lender's opinion to evidence, perfect, maintain and enforce the security interests of Lender, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this Fifth Ratification Amendment, any of the other Financing Agreements or the Financing Order.

            5.3 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Fifth Ratification Amendment.

            5.4 Counterparts. This Fifth Ratification Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement.

            5.5 Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrower or any Guarantor to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower or any Guarantor in connection herewith shall constitute an Event of Default under the Financing Agreements.

            5.6 Effectiveness. This Fifth Ratification Amendment shall become effective upon the execution hereof by Lender.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]


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

      IN WITNESS WHEREOF, the parties hereto have caused this Fifth Ratification Amendment to be duly executed as of the day and year first above written.

                          WACHOVIA BANK, NATIONAL ASSOCIATION,
                          successor by merger to Congress Financial Corporation

                          By: /s/ Dionne S. Rice
                              ---------------------------------

                          Title: Vice President
                                 ------------------------------

                          CONGOLEUM CORPORATION,
                          as Debtor and Debtor-in-Possession

                          By: /s/ Howard N. Feist III
                              ---------------------------------

                          Title: CFO
                                 ------------------------------

                          CONGOLEUM SALES, INC.,
                          as Debtor and Debtor-in-Possession

                          By: /s/ Howard N. Feist III
                              ---------------------------------

                          Title: VP
                                 ------------------------------

                          CONGOLEUM FISCAL, INC.,
                          as Debtor and Debtor-in-Possession

                          By: /s/ Howard N. Feist III
                              ---------------------------------

                          Title: VP
                                 ------------------------------